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                                                                    EXHIBIT 23.2


                      CONSENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors
CMGI, Inc.

We consent to the use of our reports incorporated herein by reference.


/s/ KPMG LLP

KPMG LLP

Boston, Massachusetts
December 22, 2000